UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2026

NUVVE HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40296	86-1617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2488 Historic Decatur Road, Suite 230 San Diego, California	92106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 456-5161

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	NVVE	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	NVVEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 6, 2026, Nuvve Holding Corp. (the “Company” or “Nuvve”) entered into a cooperation agreement (the “Cooperation Agreement”) between and among the Company, Oelion AB, a company organized under the laws of Sweden (“Oelion”), and OMNIA Group Holdings AG, a company organized under the laws of Switzerland (“Omnia”). Concurrently with entry into the Cooperation Agreement the Company, Oelion and Omnia also entered into (i) a service agreement for engineering and managerial consulting services (the “Managerial Services Agreement”) and (ii) an aggregation service agreement for battery energy storage system (BESS) (the “Aggregation Service Agreement” and together with the Cooperation Agreement and the Managerial Services Agreement, the “Omnia Venture Agreements”).

Pursuant to the Omnia Venture Agreements, the Company has acquired (i) an option regarding an assignment of a 50 MW battery energy storage system (BESS) project located at Marviken, Sweden (the “Envisaged Project”) and to hold an interconnection agreement with the relevant grid operator regarding the interconnection of the Envisaged Project to the electricity grid (the “Interconnector Agreement”), (ii) a right of first refusal, and (iii) an exclusive right to provide energy aggregation services as well as engineering and managerial consulting services to any new project of OMNIA and its affiliates in Europe. Pursuant to the Managerial Services Agreement the Company will provide its technology and expertise in management of advanced energy storage and grid modernization solutions and will receive payments from Omnia in the first year of approximately $1,345,389 and with a continuing term of twenty years, subject to customary termination provisions. In consideration for this, the Company has agreed to issue, subject to the accomplishment of various contractual and operational milestones, 814,532 shares of Nuvve’s common stock, par value $0.0001 per share, (the “Common Stock Consideration”), which is equivalent to approximately 19.9% of Nuvve’s outstanding Common Stock as of the date of execution of the Cooperation Agreement representing an aggregate value of approximately $1,018,165 as of the close of trading on March 5, 2026, and, subject to prior shareholder approval and the accomplishment of various contractual and operational milestones, shares of Series B Convertible Preferred Stock of Nuvve (the “Preferred Stock Consideration”). Subject to completion of the requisite milestones, per the Cooperation Agreement, the Company will seek to hold a shareholder meeting for purposes of approval of the issuance of the Preferred Stock Consideration before any such issuance is made.

The foregoing descriptions of the terms of the Cooperation Agreement, Aggregation Service Agreement and Managerial Services Agreement are not intended to be complete and are qualified in their entirety by reference to the full text of the Cooperation Agreement, Aggregation Service Agreement and Managerial Services Agreement, which are filed as Exhibits 10.1, 10.2, 10.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The offer and sale of the securities in the Cooperation Agreement was made pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation S thereunder.

This report does not constitute an offer to sell or the solicitation of an offer to buy the securities in the described offering, nor shall there be any offer, solicitation or sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 7.01 Regulation FD Disclosure.

On March 6, 2026, the Company issued a press release announcing the entry into the Omnia Venture Agreements. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 8.01 Other Events.

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements or forward-looking information within the meaning of the U.S. Private Securities Litigation Reform Act of1995. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “aims,” “anticipates,” “plans,” “looking forward to,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “continue,” “seeks” or the negatives of such terms or other variations on such terms or comparable terminology, although not all forward-looking statements contain such identifying words. Forward-looking statements include, but are not limited to, statements regarding the anticipated completion of the acquisition, the expected timing of recently announced projects, anticipated growth of various business areas, and other statements that are not historical facts. Nuvve cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Nuvve. Such statements are based upon the current beliefs and expectations of management and are subject to significant risks and uncertainties that could cause actual outcomes and results to differ materially. Some of these risks and uncertainties can be found in Nuvve’s most recent Annual Report on Form 10-K and subsequent periodic reports filed with the Securities and Exchange Commission (SEC). These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Nuvve’s filings with the SEC. Such forward-looking statements speak only as of the date made, and Nuvve disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this Current Report on Form 8-K.are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Cooperation Agreement between and among the Company, Omnia and Oelion, dated March 6, 2026.
10.2	Aggregation Service Agreement for Battery Energy Storage System (BESS) between and among the Company, Omnia and Oelion, dated March 6, 2026.
10.3	Service Agreement for Engineering and Managerial Consulting Service between and among the Company, Omnia and Oelion, dated March 6, 2026.
99.1	Press Release, dated March 6, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2026

NUVVE HOLDING CORP.

By:	/s/ Gregory Poilasne
Gregory Poilasne
Chief Executive Officer

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